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                                 Exhibit (10)(k)

SUMMARY OF EXECUTIVE OFFICER AND BOARD OF DIRECTORS BENEFITS

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Description     Eligible Positions              Amount/Schedule
of Benefit


Automobile      Chief Executive Officer         $1,500/month
Allowance       Chief Operating Officer         $1,300/month
                Division Presidents             $1,100/month
                  and Executive Vice
                  Presidents
                Senior Vice Presidents          $1,000/month
                Vice Presidents                 $900/month
                Assistant Vice                  $700/month
                  Presidents


Club            Chief Executive Officer,                Dues approved at
Membership        Chief Operating                 discretion of CEO
                  Officer, Division
                  Presidents and
                  Executive Vice
                  Presidents

                Senior Vice                     Dues approved at
                  Presidents                      discretion of
                                                 Executive Vice
                                                  Presidents


Sprint Long-    Board of Directors              $6,000/year
Distance                                          (continues after
Telephone                                         retirement for up
Service                                           to 120 months)

                Chief Executive Officer,          Unlimited (continues
                  Chief Operating                 after retirement)
                  Officer, Division
                  Presidents, Executive
                  and Senior Vice
                  Presidents


Miscellaneous   Chief Executive Officer         $15,000/year
services          and Chief Operating
(e.g.,            Officer
investment/tax  Division Presidents             $12,000/year
counseling,       and Executive Vice
income tax        Presidents
preparation,    Senior Vice Presidents          $10,000/year
estate          Vice Presidents and             $3,500/initially and
planning)         Assistant Vice                        $1,500/year
                  Presidents


Disability      Chief Executive Officer,          52 weeks at full
                  Chief Operating                 base pay
                  Officer, Division
                  Presidents, Executive
                  and Senior Vice
                  Presidents, Vice
                  Presidents and
                  Assistant Vice
                  Presidents


Separation      Chief Executive Officer,        Less than 5 years'
                  Chief Operating                 services:
                  Officer, Division                 17 weeks' salary
                  Presidents, Executive               continuation
                  and Senior Vice               5 to 10 years' service
                  Presidents, Vice                35 weeks' salary
                  Presidents and                    continuation
                  Assistant Vice                11 to 18 years' service
                  Presidents                      43 weeks' salary
                                                  continuation
                                                More than 19 years' service:
                                                  1 year salary
                                                  continuation

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